SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported) July 7, 2000
                                                   ------------

                      VISKASE COMPANIES INC.
     ----------------------------------------------------
    (Exact name of registrant as specified in its charter)

          Delaware                 0-5485      95-2677354
-------------------------------  ------------  ----------
(State or other jurisdiction of  (Commission    (I.R.S.
incorporation or organization)    File No.)     Employer
                                             Identification
                                                  No.)


6855 West 65th Street, Chicago, Illinois        60638
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(Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (708) 496-4200
                                                    ---------------





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                         Page 1 of 4 Pages



Item 5. - Other Events
          ------------
On July 7, 2000, Viskase Companies, Inc. announced that it has signed a definitive agreement to sell its plastic barrier and non-barrier shrink film business to Bemis Company, Inc. for a purchase price of $245 million which includes $228 million in cash upon consummation of the transaction and $17 million in accounts receivable excluded from the transaction. The sale is subject to customary conditions, including the receipt of governmental and third party consents, and is expected to close in August 2000. A copy of a press release relating to the announcement is attached hereto as Exhibit 99.


Item 7. -     Financial Statements and Exhibits
              ---------------------------------
  (c)         Exhibits

  EX-99       Press release dated July 7, 2000.


                             SIGNATURES
                             ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      VISKASE COMPANIES, INC.
                                      ------------------------
                                             Registrant


                                      By:  /s/ Gordon S. Donovan
                                         ------------------------
                                         Gordon S. Donovan
                                         Vice President, Chief
                                           Financial Officer and
                                           Treasurer

July 10, 2000






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Exhibit No.     Description of Exhibits              Page
-----------     ----------------------------------   ----
 EX-99          Press release dated July 7, 2000.     4







































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